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                                                                   Exhibit 10.15

                                PLEDGE AGREEMENT

     This Pledge Agreement (this "Agreement") is dated as of April 3, 2003, by and among Stephen J. Cole-Hatchard, an individual with a mailing address of 315 Route 210, Stony Point, New York 10980 ("SCH"), Nicko Feinberg, an individual with a mailing address of 149B Kings Highway, Orangeburg, New York 10962 ("NF"), Elizabeth M. Mayer-Feinberg, with a mailing address of 149B Kings Highway, Orangeburg, New York 10962 ("EMF") (SCH, NF and EMF, each a "Pledgor" and collectively, "Pledgors") and IIG Equity Opportunities Fund Ltd.("Lender").

                                   BACKGROUND

     Frontline Communications Corporation ("Frontline"), Proyecciones y Ventas Organizadas, S.A. de C.V. ("Provo" together with Frontline, each a "Borrower" and collectively, "Borrowers") and Lender are parties to a Term Loan and Security Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Loan Agreement") pursuant to which Lender has agreed, subject to the terms and conditions contained therein, to provide certain financial accommodations to Borrowers.

     SCH has executed and delivered to Lender a Limited Guaranty dated as of the date hereof (as amended, modified, restated and supplemented from time to time, the "Guaranty") pursuant to which SCH guaranteed Lender the payment and performance of all of the obligations and indebtedness of Borrowers to Lender under the Loan Agreement.

     In order to induce Lender to provide the financial accommodations described in the Loan Agreement, each Pledgor has jointly and severally agreed to pledge and grant to Lender a security interest in the Pledged Collateral (as hereinafter defined) on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Defined Terms. Capitalized terms not defined herein shall have the meanings given to them in the Loan Agreement.

     Section 2. Pledge. Each Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Lender, in all of the following (the "Pledged Collateral"):

          (a) the shares of stock of such Pledgor set forth on Schedule A annexed hereto and expressly made a part hereof (the "Pledged Stock"), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time





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received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

          (b) all additional shares of stock of any issuer of the Pledged Stock (each an "Issuer") from time to time acquired by each Pledgor in any manner, including, without limitation, in connection with a stock dividend or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Pledged Collateral) with respect to the Pledged Stock, and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          (c) all shares issued pursuant to all options and rights, whether as an addition to, in substitution of or in exchange for any shares of the Pledged Stock and all dividends, cash and instruments; and

          (d) all securities accounts holding Pledged Stock and/or any security entitlements with respect to the Pledged Stock (the "Securities Accounts"), including, without limitation, the accounts maintained at Morgan Stanley DW Inc. ("Morgan Stanley") and more specifically described on Schedule A annexed hereto and expressly made a part hereof, and all interest, dividends, options, warrants, increases, profits and income received therefrom, all investment property in connection therewith, all substitutions therefor and all proceeds thereof in any form.

     Section 3. Indebtedness Secured. This pledge is made to secure and the Pledged Collateral is security for the payment of (a) all the Obligations, (b) any and all indebtedness, obligations and liabilities of SCH under the Guaranty and (c) any and all other indebtedness, obligations and liabilities of any Pledgor to Lender whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, other instrument or otherwise ((a), (b) and (c), collectively, the "Indebtedness").

     Section 4. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Stock not held in the Securities Account at Morgan Stanley shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender. Each Pledgor hereby authorizes any Issuer upon demand by Lender to deliver any certificates, instruments or other distributions issued in connection with the Pledged Collateral directly to Lender, in each case to be held by Lender, subject to the terms hereof. Lender shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in the name of Lender or any of its nominees any or all of the Pledged Stock. In addition, Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Stock for certificates or instruments of smaller or larger denominations.

     Section 5. Representations and Warranties. Each Pledgor represents and warrants to Lender that:


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          (a) Such Pledgor has the individual capacity to enter into this
Agreement, to pledge the Pledged Collateral for the purposes described herein and to carry out the transactions contemplated by this Agreement.

          (b) The execution, delivery and performance by such Pledgor of this Agreement does not and will not result in any violation of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to such Pledgor.

          (c) This Agreement constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms.

          (d) Such Pledgor is the direct and beneficial owner of each share of the Pledged Stock it purports to own.

          (e) All of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable.

          (f) Upon delivery of the Pledged Stock to Lender or an agent for Lender and the execution of a control agreement by each Pledgor and Morgan Stanley granting Lender exclusive control over any Securities Account maintained at Morgan Stanley, this Agreement creates and grants a valid first lien on and perfected security interest in the Pledged Collateral and the proceeds thereof, subject to no prior Lien, or to any agreement purporting to grant to any third party a Lien upon the property or assets of Pledgors which would include the Pledged Collateral.

          (g) There are no restrictions on transfer of the Pledged Stock contained in the certificate of incorporation or by-laws of any Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties.

          (h) None of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

          (i) No consent, approval, authorization or other order of any Person and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required by the Pledgors either (i) for the pledge of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement or
(ii) for the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

          (j) No notification of the pledge evidenced hereby to any Person is required.

          The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.


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     Section 6. Covenants. Each Pledgor covenants that, until the Indebtedness shall be satisfied in full in cash and the Loan Agreement and Guaranty are irrevocably terminated:

          (a) Such Pledgor will not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Pledged Collateral or any interest therein; nor will such Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Pledged Collateral or the proceeds thereof other than that created hereby.

          (b) Such Pledgor will, at its expense, defend Lender's right, title and security interest in and to the Pledged Collateral against the claims of any Person.

          (c) Such Pledgor shall at any time, and from time to time, upon the written request of Lender, execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to Lender upon the occurrence of an Event of Default irrevocable proxies in respect of the Pledged Collateral in form satisfactory to Lender. Until receipt thereof, this Agreement shall constitute such Pledgor's proxy to Lender or its nominee to vote all shares of Pledged Collateral then registered in such Pledgor's name.

     Section 7. Voting Rights and Dividends. In addition to Lender's rights and remedies set forth in Section 9 hereof, in case an Event of Default (as defined in Section 8 hereof) shall have occurred and be continuing, Lender shall be entitled to (i) vote the Pledged Collateral; provided, however, in the case of a shareholder vote contemplated under the terms of the Stock Purchase Agreement, Lender shall vote as directed by each Pledgor, (ii) give consents, waivers and ratifications in respect of the Pledged Collateral (each Pledgor hereby irrevocably constituting and appointing Lender, with full power of substitution, the proxy and attorney-in-fact of such Pledgor for such purposes) and (iii) collect and receive for its own use cash dividends paid on the Pledged Collateral. No Pledgor shall be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of Lender, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and, provided, further, that each Pledgor shall give at least five (5) days' written notice of the manner in which such Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters. All dividends and all other distributions in respect of any of the Pledged Collateral, whenever paid or made, shall be delivered to Lender to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of Lender, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Lender as Pledged Collateral in the same form as so received (with any necessary indorsement).

     Section 8. Event of Default

     The occurrence of any one or more of the following events shall constitute an "Event of Default":

          (a) the occurrence of a Default or an Event of Default under the Loan Agreement;


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          (b) any Pledgor shall default in the performance of any of its obligations under any agreement between such Pledgor and Lender, including, without limitation, this Agreement and such default shall continue unremedied for a period of ten (10) days from the earlier of (i) the date such Pledgor has knowledge of such default and (ii) the date Lender sends written notice of such default to such Pledgor;

          (c) any representation, warranty, statement or covenant made or furnished to Lender by or on behalf of any Pledgor proves to have been false in any material respect when made or furnished or is breached, violated or not complied with; or

          (d) any Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors,
(iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty
(30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

     Section 9. Remedies. In case an Event of Default shall have occurred and be declared by Lender, Lender may:

          (a) Transfer any or all of the Pledged Collateral into its name, or into the name of its nominee or nominees;

          (b) Exercise all corporate rights with respect to the Pledged Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any Issuer thereof, or upon the exercise by any Issuer of any right, privilege or option pertaining to any of the Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; and

          (c) Subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Pledged Collateral at the time held by Lender, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as Lender in its sole discretion may determine, or as may be required by applicable law.

          Each Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by


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applicable law, Lender may bid for and purchase the whole or any part of the
Pledged Collateral so sold free from any such right or equity of redemption. All moneys received by Lender hereunder whether upon sale of the Pledged Collateral or any part thereof or otherwise shall be held by Lender and applied by it as provided in Section 12 hereof. No failure or delay on the part of Lender in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. Lender shall have no duty as to the collection or protection of the Pledged Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of
Section 12 hereof. Lender may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Indebtedness. In addition to the foregoing, Lender shall have all of the rights, remedies and privileges of a secured party under the UCC regardless of the jurisdiction in which enforcement hereof is sought.

     Section 10. Registration. If Lender shall exercise its right to sell all or any part of the Pledged Collateral, and if, in the opinion of counsel for Lender, it is necessary to have the Pledged Collateral being sold registered under the provisions of the 1933 Act, each Pledgor will use its best efforts to cause each Issuer to execute and deliver, and to cause the directors and officers of such Issuer to execute and deliver, all at Pledgors' expense, all such instruments and documents and to do or cause to be done all such other acts and things as may be necessary to register the Pledged Collateral being sold under the provisions of the 1933 Act. Each Pledgor shall cause any such registration statement to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral being sold and to make all amendments thereto and to related documents which, in the opinion of Lender or its counsel, are necessary or advisable, all in conformity with the requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor shall also cause each Issuer to comply with the provisions of the "Blue Sky" law of any jurisdiction which Lender shall designate in connection with any sale hereunder; and to cause each Issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the 1933 Act. Each Pledgor acknowledges that a breach of any of the covenants contained in this Section may cause irreparable injury to Lender, that Lender will have no adequate remedy at law with respect to such breach and, as a consequence, such covenants of such Pledgor shall be specifically enforceable against such Pledgor.

     Section 11. Private Sale. Notwithstanding anything contained in Section 10, each Pledgor recognizes that Lender may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Pledged Collateral) a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the 1933 Act and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially


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reasonable manner. Each Pledgor agrees that Lender has no obligation to delay sale of any Pledged Collateral for the period of time necessary to permit any Issuer to register the Pledged Collateral for public sale under the 1933 Act.

     Section 12. Proceeds of Sale. The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Pledged Collateral shall be applied by Lender as follows:

          (a) First, to the payment of all costs, expenses and charges of Lender, as such, or the reimbursement of Lender for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of any of the Pledged Collateral (including, without limitation, the expenses of any sale or other proceeding, the expenses of any taking, reasonable attorneys' fees and expenses, court costs, any other expenses incurred or expenditures or advances made by Lender in the protection, enforcement or exercise of its rights, powers or remedies hereunder) with interest on any such reimbursement at the Default Rate from the date of payment.

          (b) Second, to the payment of the Indebtedness, in whole or in part, in such order as Lender may elect.

          (c) Third, to such Persons as required by applicable law including, without limitation, Section 9-615 of the UCC.

          (d) Fourth, to the extent of any surplus thereafter remaining, to Pledgors or as a court of competent jurisdiction may direct.

          In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Indebtedness, each Pledgor shall be liable for the deficiency together with interest thereon at the Default Rate plus the reasonable fees of any attorneys employed by Lender to collect such deficiency.

          Lender, in its sole and absolute discretion, with or without notice to Pledgors, may deposit any proceeds of any collection, recovery, receipt, appropriation or sale of the Pledged Collateral in a non-interest bearing cash collateral deposit account to be maintained as security for the Indebtedness.

     Section 13. Information. Each Pledgor will promptly give or cause to be given written notice to Lender of any notices or other documents received by it with respect to Pledged Collateral registered in the name of such Pledgor.

     Section 14. Termination. This Agreement shall terminate and Pledgors shall be entitled to the return, at Pledgors' expense, of such of the Pledged Collateral as has not theretofore been sold or otherwise applied pursuant to this Agreement, together with any moneys at any time held by Lender, upon payment of the Indebtedness in full in cash and irrevocable termination of the Loan Agreement and the Guaranty.

     Section 15. Concerning Lender. The recitals of fact herein shall be taken as statements of Pledgors for which Lender assumes no responsibility. Lender makes no representation to anyone as to the value of the Pledged Collateral or any part thereof or as to the


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validity or adequacy of the security afforded or intended to be afforded thereby or as to the validity of this Agreement. Lender shall be protected in relying upon any notice, consent, request or other paper or document believed by it to be genuine and correct and to have been signed by a proper person. The permissive rights of Lender hereunder shall not be construed as duties of Lender. Lender shall be under no obligation to take any action toward the enforcement of this Agreement or rights or remedies in respect of any of the Pledged Collateral. Lender shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be within the power or discretion conferred upon it by this Agreement.

     Section 16. Notices. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under this Agreement shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

     If to Lender:                   IIG Equity Opportunities Fund Ltd.
                                     c/o IIG Capital LLC
                                     1500 Broadway, 17th Floor
                                     New York, New York 10036
                                     Attention: George Sandhu
                                     Telephone: (212) 806-5100
                                     Telecopier: (212) 806-5199

     If to Pledgors:                 Stephen J. Cole-Hatchard
                                     315 Route 210
                                     Stony Point, New York 10980
                                     Telephone: (845) 786-3753
                                     Telecopier: (845) 786-5874

     and:

                                     Nicko Feinberg
                                     c/o Frontline Communications Corporation
                                     One Blue Hill Plaza
                                     Pearl River, New York 10965
                                     Telephone: (845) 623-8553
                                     Telecopier: (845) 623-8669

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 16. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.


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     Section 17. Governing Law. This Agreement and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

     Section 18. Recapture. Anything in this Agreement to the contrary notwithstanding, if Lender receives any payment or payments on account of the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by Lender, Pledgors' obligations to Lender shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Lender, which payment shall be due on demand.

     Section 19. Waivers.

          (a) THE PARTIES HERETO EACH HEREBY EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE; AND THE PARTIES HERETO EACH HEREBY AGREE AND CONSENT THAT ANY SUCH ACTIONS OR PROCEEDINGS SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

          (b) Lender may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of any Pledgor, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Indebtedness or increase or decrease the interest rate thereon, and may also make any agreement with any Borrower or with any other party to or person liable on any of the Indebtedness, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Lender and any Borrower or any such other party or person, or make any election of rights Lender may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally without in any way impairing or affecting this Agreement.

          (c) Each Pledgor waives any rights to interpose any defense, counterclaim or offset of any nature and description which it may have or which may exist between and among Lender, any Borrower and/or such Pledgor with respect to such Pledgor's obligations under this Agreement, or which any Borrower may assert on the underlying debt, including but not limited


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to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Indebtedness), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

          (d) Each Pledgor further waives (i) notice of the making of any loans or extensions of credit by Lender to any Borrower, and of all notices and demands of any kind to which such Pledgor may be entitled, including, without limitation, notice of adverse change in any Borrower's financial condition or of any other fact which might materially increase the risk of such Pledgor; and
(ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Indebtedness, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

          (e) Each Pledgor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Pledgor may now or hereafter have against any Borrower or any other person directly or contingently liable for the Indebtedness, or against or with respect to any Borrower's property (including, without limitation, property collateralizing such Pledgor's obligations to Lender), arising from the existence or performance of this Agreement. In furtherance, and not in limitation, of the preceding waiver, each Pledgor agrees that any payment to Lender by such Pledgor pursuant to this Agreement shall be deemed a contribution to the capital of Borrowers or other obligated party and any such payment shall not constitute such Pledgor a creditor of any such party.

     Section 20. Litigation. THE PARTIES HERETO EXPRESSLY CONSENT TO THE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT. ANY JUDICIAL PROCEEDING BY THE PARTIES HERETO INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. EACH PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

     Section 21. No Waiver; Cumulative Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a


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waiver thereof nor shall any single or partial exercise of any such right, power or remedy by Lender preclude any other or further exercise thereof or the exercise of any right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

     Section 22. Costs and Expenses; Indemnification.

          (a) Pledgors shall pay all of Lender's out-of-pocket costs and expenses, including without limitation reasonable fees and disbursements of counsel, in connection with the preparation, execution and delivery of this Agreement and in connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to or connected with this Agreement. Pledgors shall also pay all of the Lender's out-of-pocket costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, in connection with (a) the preparation, execution and delivery of any waiver, any amendment thereto or consent proposed or executed in connection with the transactions contemplated by this Agreement, (b) Lender's obtaining performance of Pledgors' obligations under this Agreement, including, but not limited to, the enforcement or defense of the Liens granted hereunder in the Pledged Collateral, assignments of rights and Liens hereunder as valid perfected security interests, (c) any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of any Pledged Collateral, and (d) any consultations in connection with any of the foregoing.

          (b) Any such amounts payable as provided hereunder shall be additional Indebtedness secured hereby. The provisions of this Section 22 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Indebtedness, the invalidity or unenforceability of any term or provision of this Agreement, or any investigation made by or on behalf of the Lender. All amounts due under this Section 22 shall be payable on written demand therefor.

     Section 23. Severability. In case any security interest or other right of Lender shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other security interest or other right, privilege or power granted under this Agreement.

     Section 24. Miscellaneous. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing, signed by Lender and each Pledgor. The provisions of this Agreement shall be binding upon the successors and assigns of each Pledgor. The term "Lender", as used herein, shall include any successor or assign of Lender at the time entitled to the pledged interest in the Pledged Collateral. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

     Section 25. Captions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

     Section 26. Counterparts; Facsimile. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                           [Signature Page to Follow]

     IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed as of the 3 day of April, 2003.

                                              /s/
                                              ----------------------------------
                                              Stephen J. Cole-Hatchard

                                              /s/
                                              ----------------------------------
                                              Nicko Feinberg

                                              /s/
                                              ----------------------------------
                                              Elizabeth M. Mayer-Feinberg

                                              IIG EQUITY OPPORTUNITIES FUND LTD.


                                              By: /s/ George Sandmu
                                                  ------------------------------
                                                  Name:  George Sandmu
                                                  Title: Investment Manager

STATE OF NEW YORK      )
                       :     ss.:
COUNTY OF NEW YORK     )

     On the ___ day of April, 2003, before me personally came Stephen J. Cole-Hatchard, to me known and known by me to be the individual described in and who executed the foregoing instrument, and that he duly acknowledged that he executed the same.


                                                --------------------------------
                                                Notary Public

STATE OF NEW YORK      )
                       :     ss.:
COUNTY OF NEW YORK     )

     On this ___ day of April, 2003, before me personally came Nicko Feinberg, to me known by me to be the individual described in and who executed the foregoing instrument; and that he duly acknowledged that he executed the same.


                                                --------------------------------
                                                Notary Public

STATE OF NEW YORK      )
                       :     ss.:
COUNTY OF NEW YORK     )

     On this ___ day of April, 2003, before me personally came Elizabeth M. Mayer-Feinberg, to me known by me to be the individual described in and who executed the foregoing instrument; and that she duly acknowledged that she executed the same.


                                                --------------------------------
                                                Notary Public

STATE OF NEW YORK      )
                       :     ss.:
COUNTY OF NEW YORK     )

     On this ___ day of April, 2003, before me personally came ___________ to me known, who, being by me duly sworn did depose and say that s/he is the _____________ of IIG Equity Opportunities Fund Ltd., the company described in and which executed this agreement; and that s/he signed her/his name thereto.


                                                --------------------------------
                                                Notary Public

                                   SCHEDULE A

                                  Pledged Stock

A. Stephen J. Cole-Hatchard: All shares of Frontline Communications Corporation common stock and Series D Convertible Preferred Stock directly and beneficially owned by Stephen Cole-Hatchard (collectively, the "SCH Shares") including, without limitation, the SCH Shares held in the securities account numbered ______________ maintained at Morgan Stanley DW Inc.

B. Nicko Feinberg: All shares of Frontline Communications Corporation common stock and Series D Convertible Preferred Stock directly and beneficially owned by Stephen Cole-Hatchard (collectively, the "NF Shares") including, without limitation, the NF Shares held in the securities account numbered ______________ maintained at Morgan Stanley DW Inc.

C. Elizabeth M. Mayer-Feinberg: All shares of Frontline Communications Corporation common stock and Series D Convertible Preferred Stock directly and beneficially owned by Elizabeth M. Mayer-Feinberg (collectively, the "EMF Shares") including, without limitation, the EMF Shares held in the securities account numbered ______________ maintained at Morgan Stanley DW Inc.